[MIDLAND CAPITAL HOLDINGS CORPORATION]







                                                              September 25, 2000



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Midland Capital Holdings Corporation (the "Company"), we cordially invite you to attend the 2000 Annual Meeting of Stockholders of the Company (the "Meeting"). The Meeting will be held at 2:00 p.m., local time, on October 18, 2000, at the main office of the Company located at 8929 S. Harlem Avenue, Bridgeview, Illinois.

     In addition to the election of two directors of the Company, stockholders are being asked to ratify the appointment of Cobitz, VandenBerg & Fennessy as auditors for the Company. Accordingly, your Board of Directors unanimously recommends that you vote for each of these proposals.

     We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

     Thank you for your attention to this important matter.

                             Very truly yours,



                             PAUL M. ZOGAS
                             Chairman of the Board,
                               President and Chief
                               Executive Officer

                      MIDLAND CAPITAL HOLDINGS CORPORATION
                            8929 South Harlem Avenue
                           Bridgeview, Illinois 60455
                                 (708) 598-9400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 18, 2000


     Notice is hereby given that the 2000 Annual Meeting of Stockholders (the "Meeting") of Midland Capital Holdings Corporation (the "Company") will be held at 2:00 p.m., local time, on October 18, 2000, at the main office of the Company located at 8929 South Harlem Avenue, Bridgeview, Illinois.

     A proxy card and a proxy statement for the Meeting are enclosed. The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company; and

         2. The ratification of the appointment of Cobitz, VandenBerg & Fennessy as independent auditors of the Company for the fiscal year ending June 30, 2001; and

such other matters as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 15, 2000 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

     You are requested to complete, sign and date the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postage paid return envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                             By Order of the Board of Directors



                                             Paul M. Zogas
                                             Chairman of the Board, President
                                             and Chief Executive Officer

Bridgeview, Illinois
September 25, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                      MIDLAND CAPITAL HOLDINGS CORPORATION
                            8929 South Harlem Avenue
                           Bridgeview, Illinois 60455
                                 (708) 598-9400

                              ---------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 18, 2000
                              ---------------------

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Midland Capital Holdings Corporation (the "Company") to be used at the 2000 Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at the main office of the Company located at 8929 South Harlem Avenue, Bridgeview, Illinois, on
October 18, 2000 at 2:00 p.m., local time, and at all adjournments or postponements of the Meeting. The accompanying Notice of Meeting, proxy card and this proxy statement are first being mailed to stockholders on or about September 25, 2000. Certain of the information provided herein relates to Midland Federal Savings and Loan Association (the "Association"), a wholly owned subsidiary of the Company.

     At the Meeting, the stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) the ratification of the appointment of Cobitz, VandenBerg & Fennessy as the Company's independent accountants for the fiscal year ending June 30, 2001. Your Board of Directors unanimously recommends that you vote for each of management's nominees for election as directors and for the ratification of the appointment of Cobitz, VandenBerg & Fennessy.

Vote Required and Proxy Information

     All shares of common stock, par value $.01 per share, of the Company (the "Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this proxy statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Votes withheld and broker non-votes will have no effect on the election of directors. The ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast on the proposal. Proxies marked to abstain will have the same effect as votes against the proposal to ratify the appointment of the independent auditors. Broker non-votes will have no effect on this proposal. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Charles A. Zogas, Secretary, at the address stated above.

Voting Securities and Principal Holders Thereof

     Stockholders of record as of the close of business on September 15, 2000, will be entitled to one vote for each share then held. As of that date, the Company had 363,975 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, (ii) the Company's Chief Executive Officer, and each other executive officer whose salary and bonus for fiscal 2000 exceeded $100,000 (the "Named Officers") and (iii) all directors, nominees and executive officers of the Company and the Association as a group.


              Beneficial Owner                Shares Beneficially Owned      Percent of Class
------------------------------------------- ----------------------------- -----------------------

Over 5% Beneficial Owners

Algerd A. Brazis, Director                            21,725(1)                  5.94%
8929 South Harlem Avenue
Bridgeview, Illinois  60455

Jeffrey S. Halis                                      20,000(2)                  5.49%
500 Park Avenue
Fifth Floor
New York, New York  10022

Richard A. Horstman                                   20,000(3)                  5.49%
31 Boulder Wood Drive
Bernardsville, New Jersey  07924

Named Officers

Paul M. Zogas, Chairman of the Board,                107,042(4)                 29.41%
  President and Chief Executive Officer
8929 South Harlem Avenue
Bridgeview, Illinois  60455

Charles A. Zogas, Director, Executive Vice            84,623(4)                 23.25%
   President and Secretary
8929 South Harlem Avenue
Bridgeview, Illinois  60455

Directors and executive officers                     236,870(5)                 63.57%
 of the Company as a group
 (6 persons)

---------------
(1) The above information is as reported in a Schedule 13D filed August 3, 1998, by the above-referenced person plus an aggregate of 1,725 shares under options issued pursuant to the Company's Stock Option and Incentive Plan (the "Stock Option Plan"). Mr. Brazis reported shared voting and investment power with his wife and the Algerd A. and Aldona Brazis Loving Trust.

(2) The above information is as reported in a Schedule 13D filed June, 29, 1999. Mr. Halis claimed sole voting and dispositive power in regards to the 20,000 shares he holds.

(3)      The  above  information  as  reported  in a  Schedule  13D  filed
         September 9, 1993.

(4) Each person has reported sole voting and investment power with respect to the shares held by them, respectively.

(5) Includes shares held directly, held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individuals may be deemed to have sole or shared voting or dispositive power. Includes 8,625 shares of all directors and executive officers as a group, which are subject to options currently exercisable or exercisable within 60 days of September 15, 2000, granted under the Stock Option Plan. Also includes 8,276 restricted shares of all directors and executive officers as a group, which were awarded under the Bank Incentive Plan and Trust (BIP). Amount excludes 865, 865 and 345 unvested shares awarded to Messrs. C. Zogas, P. Zogas and Taylor, respectively, pursuant to the BIP.

                            I. ELECTION OF DIRECTORS

General

     The Company's Board of Directors consists of six members. The Board of Directors is divided into three classes, each of which contains one-third of the Board of Directors. One-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The table below sets forth certain information regarding the present members and nominees of the Company's Board of Directors. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. Algerd Brazis and Charles A. Zogas have been nominated for terms of three years. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "FOR" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                               Shares of
                                             Position(s) Held                                 Common Stock   Percent
                                              in the Company           Director   Term to     Beneficially      of
           Name             Age(1)         and the Association         Since(2)    Expire       Owned(3)      Class
------------------------------------------------------------------------------------------------------------------------------------


                                    NOMINEES
Algerd Brazis                 85     Director                            1976       2003            21,725       5.94%
Charles A. Zogas              46     Director, Executive Vice            1983       2003            84,623(4)   23.25%
                                     President and Secretary

                         DIRECTORS CONTINUING IN OFFICE

Jonas Vaznelis                80     Director                            1977       2001             3,925       1.07%
Paul M. Zogas                 45     Chairman of the Board, President    1982       2001           107,042(4)   29.41%
                                      and Chief Executive Officer
Michael J. Kukanza            40     Director                            1996       2002            11,725       3.21%
Richard Taylor                50     Director and Vice President         1990       2002             7,830(4)    2.13%


(1)      At June 30, 2000.
(2)      Includes service as a director of the Association.
(3) Amounts include shares held directly as well as shares held by certain members of the named individuals' families with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Also includes 1,725, 1,725, 3,450 and 1,725 shares subject to options granted under the Stock Option Plan to Mr. Brazis, Mr. Kukanza, Mr. Taylor and Mr. Vaznelis, respectively, which are currently exercisable or exercisable within 60 days of September 15, 2000. Also includes 1,380, 3,448 and 3,448 shares awarded under the BIP to Mr. Taylor, Mr. C. Zogas and Mr. P. Zogas, respectively.
(4) Amount excludes 345, 865 and 865 unvested shares awarded to Messrs. Taylor, C. Zogas and P. Zogas, respectively, pursuant to the BIP.


     The business experience of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

     Algerd Brazis. Mr. Brazis retired as the owner of Al's Hilltop Lounge located in Justice, Illinois in 1983. Mr. Brazis is a Director of the Knights of Lithuania Mid-America District and is an Officer of the Lithuanian Chamber of Commerce.

     Charles Zogas. Mr. Zogas has been the Executive Vice President and the Chief Operations Officer of the Association since 1982. He was elected a Director in 1983, and also serves as Secretary and Treasurer. Mr. Zogas holds a BS degree from the University of Notre Dame in Notre Dame, Indiana, and a Juris Doctor degree from IIT/Chicago - Kent College of Law. Mr. Zogas also provides legal services from time to time to private clients and serves as Director of Midland Business Systems, Inc., a computer sales, service and consulting company located in Chicago, Illinois. Mr. Zogas is the brother of Paul Zogas.

     Jonas Vaznelis. Mr. Vaznelis retired as the owner and President of Gifts International located in Chicago, Illinois, in 1995. Mr. Vaznelis is a member of the Lithuanian Community Council of Chicago, Illinois, and the Lithuanian Foundation, Inc. He is also a committee member of the Board of Zoning Appeals for Beverly Shores, Indiana.

     Paul Zogas. Mr. Zogas has been Chairman of the Board, President and Chief Executive Officer since 1983, and a Director since 1982. Mr. Zogas holds a BA degree in Economics from the University of Michigan in Ann Arbor, and a Juris Doctor degree from De Paul University College of Law in Chicago. Mr. Zogas provides legal services from time to time to private clients, and serves as Director of Midland Business Systems, Inc., a computer sales, service and consulting company located in Chicago, Illinois. Mr. Zogas is the brother of Charles Zogas.

     Michael J. Kukanza. Mr. Kukanza was elected to the Board of Directors in October 1996. Mr. Kukanza is a Principal in a Chicago-based asset management company, Compass Asset Management, L.L.C. Prior to joining Compass Asset Management, Mr. Kukanza was Senior Vice President, Global Foreign Exchange Options Head at NationsBanc-CRT until April 1996. While at NationsBanc-CRT, Mr. Kukanza served on the Federal Reserve Bank Foreign Exchange Advisory Committee and held a seat on the FX Risk Management Subcommittee. Prior to that position, Mr. Kukanza was Managing Director responsible for Global Foreign Exchange Options at Merrill Lynch & Company based both in New York and London from April 1989 until September 1994. Before joining Merrill Lynch, Mr. Kukanza was a
Principal in Equity Options at O'Connor & Associates, based in Chicago, beginning in September 1982. Mr. Kukanza holds a BA degree in Economics from the University of Chicago and has completed all graduate level courses for an MA degree in Economics from the University of Virginia.

     Richard Taylor. Mr. Taylor joined the Association in 1972. Since joining the Association in 1972, he has held various lending positions and has held the position of Vice President in Charge of Lending since 1982. Mr. Taylor holds a BS degree from Illinois State University, and is also a licensed real estate and insurance broker.

Meetings and Committees of the Board of Directors

     Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 13 times during fiscal 2000. During fiscal 2000, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The  Board  of  Directors   has   established   Executive,   Audit,   Loan,
Asset/Liability, Trust, Compensation and Stock Option and Incentive Plan committees.

     The Executive Committee, consisting of Directors P. Zogas, C. Zogas and Brazis, meets on an as needed basis to exercise the power of the Board in between Board meetings. This committee did not meet during the fiscal year ended June 30, 2000.

     The Audit Committee, consisting of Directors Brazis, Kukanza and Vaznelis, meets as needed to review recommendations of the internal auditor, and annually to review the annual audit by the independent auditors. In fiscal 2000, this committee did not meet at the Company level; however, the Association's audit committee, which serves the same function as to the Association and has the identical makeup, met four times during fiscal 2000.

     The Loan Committee, composed of Directors Vaznelis, Brazis and Taylor, meets monthly to review loans in excess of officer loan authority and to establish lending policies. This committee met 12 times during the fiscal year ended June 30, 2000.

     The Asset/Liability Committee, composed of Directors P. Zogas, C. Zogas, Kukanza and Vaznelis, meets as needed to establish asset/liability policy. This committee did not meet during the fiscal year ended June 30, 2000.

     The Trust Committee, composed of Directors P. Zogas, C. Zogas and Vaznelis, meets as needed to establish policies for the land trust department and to ensure compliance with those policies. This committee did not meet during the fiscal year ended June 30, 2000.

     The Compensation Committee, composed of Directors P. Zogas, Kukanza and Brazis, meets at least annually to make compensation recommendations. This committee met once during the fiscal year ended June 30, 2000.

     The Stock Option and Incentive Plan Committee, composed of Directors Brazis and Vaznelis, meets to make awards under the Stock Option Plan and the BIP. This committee did not meet during the fiscal year ended June 30, 2000.

     The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Association's Bylaws.

Director Compensation

     Directors fees are paid to directors in the amount of $650 for each regular meeting of the board attended and $150 for each special meeting attended in fiscal 2000. Non-employee directors received a fee in the amount of $150 for each committee meeting attended.

Executive Compensation

     The following table sets forth information regarding compensation paid or accrued by the Company and the Association to their Chief Executive Officer and Executive Vice President for services rendered during the past three fiscal years. No other executive officer made in excess of $100,000 during the year ended June 30, 2000.


                                            SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
                                  Annual Compensation                                     Awards
--------------------------------------------------------------------------------------------------
                                                                                        Restricted
                                                                         Other Annual     Stock       All Other
           Name and Principal                       Salary      Bonus    Compensation    Award(s)    Compensation
                Position                  Year      ($)(1)       ($)          ($)         ($)(2)        ($)(3)
-------------------------------------------------------------------------------------------------------------------
Paul Zogas, Chairman of the Board,        2000      $151,190      $---         $---     $12,068          $4,302
  President and Chief Executive Officer   1999       148,784       ---          ---      17,671           4,230
                                          1998       142,809       ---          ---      25,806           4,087
===================================================================================================================

(1) Includes directors fees paid to Mr. Zogas for the years ended June 30, 1998, 1999 and 2000 of $7,800 per year.
(2) Represents the dollar value of 862 shares of the Company's Common Stock vested during the 1998,1999 and 2000 fiscal year and granted pursuant to the BIP, based on the closing price of the Common Stock of $30.00 on June 30, 1998, of $20.50 on June 30, 1999 and of $14.00 on June 30, 2000. There
     was a grant of 4,312 shares of stock under this plan which vest in five equal, annual installments with the first vesting to starting on November 20, 1996. Dividends on stock awarded pursuant to the BIP are paid to award recipients.
(3)  Represents an employer contribution to Mr. P. Zogas' 401(k) account.

     No stock appreciation rights, limited stock appreciation rights or stock options were granted to the Named Officers during the fiscal year ended June 30, 2000.

     Employment Agreement. In fiscal 1993, the Association entered into an employment agreement with Paul Zogas for a one year term. The employment agreement provides for an initial base salary equal to his salary in effect on the date of the contract, with an annual raise to be determined by the Board of Directors. The contract automatically extends for one year at each anniversary date (provided that there is a performance review of the employee) until either the Association or Mr. Zogas gives written notice to the contrary. The contract provides for termination upon Mr. Zogas's death, for cause or in certain events specified by regulations of the Office of Thrift Supervision ("OTS"). Under the terms of the contract, in the event that Mr. Zogas is terminated in connection with a change in control, he may be entitled to be paid for the remaining term of his contract as well as to receive a payment equal to one year's salary. The contracts provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an "anti-takeover" effect that could affect a proposed future acquisition of control of the Association by rendering it more time consuming and expensive to remove the subject employee.

     Based on his current salary, if Mr. Zogas had been terminated as of June 30, 2000, under circumstances entitling him to severance pay as describe above, he would have been entitled to receive a lump sum cash payment of approximately $151,190, in addition to the other payment to be received based on the term remaining under his employment agreement, as described above.

Pension Plan

     Defined Benefit Pension Plan. The Association sponsors a defined benefit pension plan (the "Pension Plan"). Eligible employees participate in the Pension Plan after they attain age 21 and following the completion of 12 months of service, provided the employee has completed at least 1,000 hours of work during such 12-month period. The Pension Plan is funded solely through contributions made by the Association.

     The table below sets forth, as of June 30, 2000, estimated annual pension benefits for individuals at age 65 payable in the form of benefit for various levels of compensation and years of service. The figures in this table are based upon the assumption that the individual is currently age 65 as of June 30, 2000 with a specified number of years of service. At June 30, 2000, the estimated credited years of service of Mr. P. Zogas was 22.



     Average Annual            Annual Pension Benefit Based on Years of Service
                        -------------------------------------------------------
      Compensation             10             20             30             40
--------------------------------------------------------------------------------
      $  20,000            $ 2,500         $ 5,000       $  7,500       $ 10,300
         40,000              5,500          11,000         16,500         22,300
         60,000              8,500          17,000         25,500         34,300
         80,000             11,500          23,000         34,500         46,300
        100,000             14,500          29,000         43,500         58,300
        120,000             17,500          35,000         52,500         70,300
        140,000             20,500          41,000         61,500         82,300


Bank Incentive Plan and Trust

     The Association established in 1995 a Bank Incentive Plan and Trust ("BIP") in order to provide persons in key management positions with a proprietary interest in the Association in a manner designed to encourage such key persons to remain with the Association. The Association contributed funds to the BIP to enable it to acquire an amount of stock in the open market equal to 3% of the shares issued in the conversion or 10,350 shares. Such acquisition will result in an increase in the Association's compensation expense.

     The Compensation Committee of the Board of Directors of the Association administers the BIP. Under the terms of the BIP, awards ("Awards") can be granted to key employees in the form of shares of common stock held by the BIP. Awards are non-transferable and non-assignable. Recipients will earn (i.e., become vested in), over a period of time, the shares of common stock covered by the Award. The Compensation Committee has determined that the awards are to be earned over a five year vesting period. Awards will be 100% vested upon termination of employment due to death or disability (as defined in the BIP), or following a change in the control (as defined in the BIP) of the Association. At June 30, 2000, awards covering 10,350 shares had been issued of which 8,276 shares had vested. No shares remain unallocated under the plan.

Certain Relationships and Related Transactions

     The Association, like many financial institutions, has followed a policy of granting loans to eligible officers, directors and employees for the financing of their personal residences. Loans are made in the ordinary course of business on substantially the same terms and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. Federal law requires that all such transactions with officers and directors be on terms and conditions comparable to those for similar transactions with non-affiliates.

     No loans with reduced interest rates or fees were outstanding to any of its directors and officers whose aggregate indebtedness exceeded $60,000 at any time during the year ended June 30, 2000, except indicated below. The Association made a loan on March 15, 1988, in the amount of $360,000 to Charles Zogas, Executive Vice President and Secretary, for a residential mortgage loan on his principal residence. The points in connection with the loan were waived, and the rate was 7.00%, as compared to market rates of 9.87% at the time the loan was made. The outstanding balance of the loan was $292,300 at June 30, 2000, and the largest outstanding balance since June 30, 1999, was $300,274.

                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors  has appointed  Cobitz,  VandenBerg & Fennessy to be its auditors for the 2001 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Cobitz, VandenBerg & Fennessy is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     The Board of Directors recommends that stockholders vote "for" the ratification of the appointment of Cobitz, VandenBerg & Fennessy as the Company's auditors for the year ending June 30, 2001.


                              SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office, 8929 South Harlem Avenue, Bridgeview, Illinois 60455, no later than May 28, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. If a proposal does not meet the above requirements for inclusion in the Company's proxy materials, but otherwise meets the Company's eligibility requirements to be represented at the next Annual Meeting of Stockholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Company's main office later than August 20, 2001; provided however, that in the event that the date of next year's annual meeting is held before September 29, 2001 or after December 17, 2001, the stockholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made, whichever occurs first.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Company may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                 By Order of the Board of Directors





                                  Paul Zogas
                                  Chairman of the Board, President
                                   and Chief Executive Officer


Bridgeview, Illinois
September 25, 2000

                                 REVOCABLE PROXY

                      MIDLAND CAPITAL HOLDINGS CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 18, 2000


     The  undersigned  hereby appoints the Board of Directors of Midland Capital
Holdings Corporation (the "Company"), and its survivor, with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on October 18, 2000, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:


I.       The election as directors of all
         nominees listed (except as marked to
         the contrary below):

                                                                                                         FOR ALL
                                                           FOR                   WITHHOLD                EXCEPT
                                                  ----------------------------------------------------------------------------------
ALGERD BRAZIS (3-year term)                               -----                   -----                   -----


CHARELS A. ZOGAS (3-year term)                            -----                   -----                   -----


         INSTRUCTION: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT").



                                                           FOR                   AGAINST                ABSTAIN
                                                  ----------------------------------------------------------------------------------
II.  The ratification of the appointment
     of Cobitz, VandenBerg & Fennessy                    -----                   -----                   -----
     as independent auditors for the
     Company for the fiscal year ending
     June 30, 2001.


     In their discretion, the proxies are authorized to vote upon any other business matters that may properly come before the Meeting or any adjournment thereof.

     The Board of Directors recommends a vote "FOR" the election of the nominess listed above and "FOR" the ratification for the appointment of Cobitz, VandenBerg & Fennessy.



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE AND FOR THE RATIFICATION FOR THE APPOINTMENT OF COBITZ, VANDENBERG & FENNESSY. IF ANY OTHER BUSINESS IS PRESENTED AT THIS MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorney and proxy shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a proxy statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2000.


Dated:___________________, 2000







-----------------------------                     ------------------------------
PRINT NAME OF STOCKHOLDER                         PRINT NAME OF STOCKHOLDER




----------------------------                      ------------------------------
SIGNATURE OF STOCKHOLDER                          SIGNATURE OF STOCKHOLDER




         Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

--------------------------------------------------------------------------------